UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-04670

Deutsche DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

875 Third Avenue

New York, NY 10022-6225

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-4500

Diane Kenneally

100 Summer Street

Boston, MA 02110

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2021

ITEM 1.	REPORT TO STOCKHOLDERS

(a)

December 31, 2021
Annual Report
to Shareholders
DWS RREEF Global Infrastructure Fund

Contents
4	Letter to Shareholders
5	Portfolio Management Review
10	Performance Summary
13	Portfolio Summary
15	Investment Portfolio
19	Statement of Assets and Liabilities
21	Statement of Operations
22	Statements of Changes in Net Assets
23	Financial Highlights
29	Notes to Financial Statements
42	Report of Independent Registered Public Accounting Firm
44	Information About Your Fund’s Expenses
46	Tax Information
47	Advisory Agreement Board Considerations and Fee Evaluation
52	Board Members and Officers
58	Account Management Resources
This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the Fund’s objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the Fund. Please read the prospectus carefully before you invest.
The brand DWS represents DWS Group GmbH & Co. KGaA and any of its subsidiaries such as DWS Distributors, Inc. which offers investment products or DWS Investment Management Americas, Inc. and RREEF America L.L.C. which offer advisory services.
NOT FDIC/NCUA INSURED    NO BANK GUARANTEE    MAY LOSE VALUE
NOT A DEPOSIT    NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
2	|	DWS RREEF Global Infrastructure Fund

Stocks may decline in value. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. The Fund may lend securities to approved institutions. Companies in the infrastructure, transportation, energy and utility industries may be affected by a variety of factors, including, but not limited to, high interest costs, energy prices, high degrees of leverage, environmental and other government regulations, the level of government spending on infrastructure projects, intense competition and other factors. This Fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. Please read the prospectus for details.
War, terrorism, economic uncertainty, trade disputes, public health crises (including the ongoing pandemic spread of the novel coronavirus) and related geopolitical events could lead to increased market volatility, disruption to U.S. and world economies and markets and may have significant adverse effects on the Fund and its investments.
DWS RREEF Global Infrastructure Fund	|	3

Letter to Shareholders
Dear Shareholder:
The economic outlook remains moderately positive overall, buoyed by good corporate earnings and continued support from central banks. While the U.S. and Asia are acting as growth engines, there is still some uncertainty whether the current momentum is sustainable.
Inflation came back into focus sooner than expected as a result of the combination of the growth upswing, stimulus packages, expansive central banks, and sharply rising oil prices. These circumstances may, to a great extent, prove to be a temporary phenomenon driven by one-time, pandemic-related effects. For example, the massive underutilization of productive capacity and labor in 2020 depressed prices last year. Normalization of commodity prices alone is providing a significant base effect. We expect to see inflation begin to decline in 2022, as economic activity returns to a more typical level.
Our CIO office believes the U.S. Federal Reserve will likely stop asset purchases by the end of the first quarter of 2022. We believe this step is an attempt to manage inflation expectations and it will likely be followed by a series of rate hikes beginning in 2022.
The scope and pace of recovery is likely to remain uneven among regions, asset classes and investment sectors. We believe that this underscores the value add of active portfolio management. We also believe that the strong partnership between our portfolio managers and our CIO Office — which synthesizes the views of more than 900 DWS economists, analysts and investment professionals around the world — makes an important difference in making strategic and tactical decisions for the DWS Funds.
Thank you for your trust. We welcome the opportunity to help you navigate these unusual times. For ongoing updates to our market and economic outlook, please visit the “Insights”  section of dws.com.
Best regards,
Hepsen Uzcan
President, DWS Funds
Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.
4	|	DWS RREEF Global Infrastructure Fund

Portfolio Management Review	(Unaudited)
Market Overview and Fund Performance
All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 10 through 12 for more complete performance information.
Investment Objective
In choosing securities, portfolio management uses a combination of two analytical disciplines:
Top-down research. Portfolio management analyzes various factors, including infrastructure market dynamics (such as supply/demand conditions), the economic environment (such as interest rates, inflation and economic growth), expected capital flow dynamics and exchange rate conditions.
Bottom-up research. Portfolio management analyzes characteristics and investment prospects of a particular security relative to others in its local market to actively manage the fund’s exposure to individual securities within each region. Disciplined valuation analysis drives this decision-making process, guiding portfolio management to invest in securities it believes can provide superior returns over the long-term, and to sell those that it believes no longer represent the strongest prospects.
DWS RREEF Global Infrastructure Fund returned 20.16% during the 12-month period that ended on December 31, 2021, outperforming the 19.87% gain for its benchmark, the Dow Jones Brookfield Infrastructure Index, as well as the 14.74% average return of the funds in its Morningstar peer group, Infrastructure.
Global equities performed very well in 2021 thanks in part to the rollout of COVID-19 vaccines and the gradual re-opening of the economy that followed. Economic growth and corporate earnings came in well above expectations as a result, propelling the market higher. Central bank policy was also supportive for most of the year, with ultra-low interest rates and the continuation of stimulative quantitative easing programs.
Global infrastructure stocks lagged the 21.82% return of the broad-based MSCI World Index, which benefitted from its large weighting in the strong
DWS RREEF Global Infrastructure Fund	|	5

performing U.S. technology sector. After keeping pace with the broader equity markets through October, infrastructure stocks retreated sharply due to concerns about slowing economic growth and rising inflation. The news surrounding new variants of COVID-19 also played a role in the downturn in this time. The sector subsequently recovered strongly in December to end a volatile year on an upbeat note. The Americas were the clear standouts on a regional basis in 2021, followed by Europe. Infrastructure securities in the Asia-Pacific region lagged, mainly as result of weakness in Japan.
Fund Performance
Stock selection was the primary contributor to the Fund’s 12-month performance, while sector allocations also made a positive — albeit smaller — contribution.
Stock selection was strongest across the U.S. midstream energy and communication sectors. Selection in Japan, Australia, and the Europe communications sector also added value. At the individual security level, the largest contributions came from overweight positions in the higher-beta midstream services providers Cheniere Energy, Inc. and Targa Resources Corp., as well as an underweight in Enbridge, Inc. Overweights in Sydney Airport and the diversified Europe transports company Ferrovial SA were additive, as well. From an allocation perspective, overweights in Americas midstream energy and Americas utilities were the top contributors.
Conversely, stock selection in the Europe and Americas utilities sectors detracted. An off-benchmark position in Orsted AS was a key detractor at the individual security level, as were overweights in Eversource Energy and the European transportation company Getlink SE. With respect to allocation, an overweight in European transports was the largest detractor.
Outlook and Positioning
We believe stable, “pure-play”  infrastructure companies that own physical economic assets should outperform over the long term. We expect that performance dispersion across companies, regions, and sectors will continue, and we believe companies with quality fundamentals and earnings resilience are likely to produce the best risk-adjusted returns. While we anticipate that volatility in the broader market will have a
6	|	DWS RREEF Global Infrastructure Fund

continued impact on infrastructure stocks, we also think it can provide opportunities to buy shares of stable companies at attractive valuations.
In the communications sector, we believe U.S. tower operators remain well supported by their stable cash flows and visible growth catalysts. The revenue growth of U.S. companies could accelerate as wireless carriers ramp up spending as the industry shifts to 5G. We have also identified opportunities in European tower stocks, but satellite operators face ongoing headwinds.
We believe stock selection will play an increasingly important role in the midstream energy sector given the diverse nature of the industry. We have reduced some of our higher-beta holdings in this area in favor of stocks with high-quality assets and stable business profiles.
“We expect performance dispersion across companies, regions, and sectors will continue, and we believe companies with quality fundamentals and earnings resilience are likely to provide the best risk-adjusted returns.”
We expect transportation companies can continue to benefit from the global economic recovery. While the persistence of COVID-19 has been a challenge, balance sheets remain strong across the sector. A gradual return to normal business conditions should provide further support for fundamentals. Select airports appear attractively valued, as do toll roads with high-quality assets and steady traffic. We have also become increasingly positive on the rail sector, where freight volumes remain robust as ports struggle with shipping backlogs caused by lockdowns in China.
We believe the fundamentals of U.S. regulated utilities are improving, but diverse business profiles require a selective approach. In Europe, where the sector faces challenges from both valuations and an uncertain policy picture, we favor electric grid operators over gas companies. We have a more favorable view on U.K. utilities due to the lower level of regulatory risk. Across the globe, we expect select utilities stand to benefit from favorable policy that supports enhancements of transmission and electricity distribution grids. We also see opportunities in utilities where
DWS RREEF Global Infrastructure Fund	|	7

government policy may lead to increased spending on renewable energy projects and electric vehicle charging stations.
Portfolio Management Team
John W. Vojticek, Global Head of Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2008.
—
Joined DWS in 2004; previously worked as Principal at KG Redding and Associates, March 2004–September 2004; and previously Managing Director of Deutsche Asset Management from 1996–March 2004.
—
Head and Chief Investment Officer of Liquid Real Assets for DWS.
—
BS in Business Administration, University of Southern California.
Francis X. Greywitt III, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2008.
—
Joined DWS in 2005; previously has worked as a REIT analyst with KeyBanc Capital Markets covering the office sector.
—
Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.
—
Investment industry experience began in 1999.
—
BBA, St. Bonaventure University; MBA, University of Chicago.
Manoj H. Patel, CFA, Head of Investment Strategy Liquid Real Assets
Portfolio Manager of the Fund. Began managing the Fund in 2011.
—
Joined DWS in 2011; previously worked as a Director and Portfolio Manager of infrastructure securities funds at Brookfield Investment Management.
—
Co-Head of Infrastructure Securities and Co-Lead Portfolio Manager: Chicago.
—
Investment industry experience began in 2002.
—
BS, Indiana University-Bloomington.
The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team’s views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.
Terms to Know
The Dow Jones Brookfield Global Infrastructure Index measures the stock performance of companies that exhibit strong infrastructure characteristics. Index components are required to have more than 70% of cash flows derived from infrastructure lines of business. The index intends to measure all sectors of the infrastructure market.
Funds in the Morningstar Infrastructure category invest more than 60% of their assets in stocks of companies engaged in infrastructure activities. Industries considered to be part of the infrastructure sector include: oil & gas midstream; waste management; airports; integrated shipping; railroads; shipping & ports; trucking; engineering & construction; infrastructure operations; and the utilities sector. The average returns for the funds in the Morningstar peer group were 14.74%, 8.95%, and 8.67%, respectively, in the one-, five, and 10-year periods ended December 31, 2021.
The MSCI World Index is an unmanaged index that tracks the performance of stocks in select developed markets around the world, including the United States.
8	|	DWS RREEF Global Infrastructure Fund

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Beta measures a security’s sensitivity to the movements of the fund’s benchmark or the market as a whole.
Contributors and detractors incorporate both a stock’s return and its weight. If two stocks have the same return but one has a larger weighting in the Fund, it will have a larger contribution to return in the period.
Overweight means the Fund holds a higher weighting in a given sector or security than the benchmark. Underweight means the Fund holds a lower weighting.
DWS RREEF Global Infrastructure Fund	|	9

Performance Summary	December 31, 2021 (Unaudited)
Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/21
Unadjusted for Sales Charge	20.16%	8.76%	8.59%
Adjusted for the Maximum Sales Charge (max 5.75% load)	13.25%	7.48%	7.95%
MSCI World Index†	21.82%	15.03%	12.70%
Dow Jones Brookfield Global Infrastructure Index††	19.87%	8.89%	8.72%
Class T	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/21
Unadjusted for Sales Charge	20.08%	8.77%	8.57%
Adjusted for the Maximum Sales Charge (max 2.50% load)	17.08%	8.22%	8.29%
MSCI World Index†	21.82%	15.03%	12.70%
Dow Jones Brookfield Global Infrastructure Index††	19.87%	8.89%	8.72%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/21
Unadjusted for Sales Charge	19.23%	7.95%	7.77%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	19.23%	7.95%	7.77%
MSCI World Index†	21.82%	15.03%	12.70%
Dow Jones Brookfield Global Infrastructure Index††	19.87%	8.89%	8.72%
Class R6	1-Year	5-Year	Life of Class*
Average Annual Total Returns as of 12/31/21
No Sales Charges	20.49%	9.10%	5.18%
MSCI World Index†	21.82%	15.03%	10.80%
Dow Jones Brookfield Global Infrastructure Index††	19.87%	8.89%	3.98%

10	|	DWS RREEF Global Infrastructure Fund

Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/21
No Sales Charges	20.28%	8.95%	8.79%
MSCI World Index†	21.82%	15.03%	12.70%
Dow Jones Brookfield Global Infrastructure Index††	19.87%	8.89%	8.72%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 12/31/21
No Sales Charges	20.42%	9.04%	8.89%
MSCI World Index†	21.82%	15.03%	12.70%
Dow Jones Brookfield Global Infrastructure Index††	19.87%	8.89%	8.72%
Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit dws.com for the Fund’s most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.
The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated May 1, 2021 are 1.40%, 1.40%, 2.16%, 1.06%, 1.21% and 1.14% for Class A, Class T, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.
Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.
Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Returns shown for Class T shares for the period prior to its inception on June 5, 2017 are derived from the historical performance of Institutional Class shares of DWS RREEF Global Infrastructure Fund during such periods and have been adjusted to reflect the higher total annual operating expenses and applicable sales charges of Class T. Any difference in expenses will affect performance.
Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.
DWS RREEF Global Infrastructure Fund	|	11

Growth of an Assumed $10,000 Investment
(Adjusted for Maximum Sales Charge)

Yearly periods ended December 31

The Fund’s growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
The growth of $10,000 is cumulative.
Performance of other share classes will vary based on the sales charges and the fee structure of those classes.
*	Class R6 shares commenced operations on August 25, 2014.
†	MSCI World Index is an unmanaged index representing large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country.
††	Dow Jones Brookfield Global Infrastructure Index is an unmanaged equity index designed to measure the performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. To be included in the index, a company must derive at least 70% of cash flows from infrastructures lines of business.
	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Net Asset Value
12/31/21	$18.01	$18.01	$17.73	$17.94	$17.93	$17.92
12/31/20	$15.90	$15.91	$15.69	$15.85	$15.84	$15.83
Distribution Information as of 12/31/21
Income Dividends, Twelve Months	$ .18	$ .18	$ .07	$ .23	$ .21	$ .22
Capital Gain Distributions	$ .86	$ .86	$ .86	$ .86	$ .86	$ .86
12	|	DWS RREEF Global Infrastructure Fund

Portfolio Summary	(Unaudited)
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	12/31/21	12/31/20
Common Stocks	99%	99%
Cash Equivalents	1%	1%
Master Limited Partnerships	0%	0%
	100%	100%
Sector Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
Utilities	39%	39%
Real Estate	21%	16%
Energy	19%	21%
Industrials	18%	21%
Communication Services	3%	3%
	100%	100%
Geographical Diversification (As a % of Investment Portfolio excluding Securities Lending Collateral and Cash Equivalents)	12/31/21	12/31/20
United States	56%	51%
Canada	10%	10%
Spain	9%	9%
United Kingdom	6%	6%
Hong Kong	4%	5%
Australia	4%	5%
France	3%	5%
Japan	2%	2%
China	1%	3%
Others	5%	4%
	100%	100%

DWS RREEF Global Infrastructure Fund	|	13

Ten Largest Common Stocks at December 31, 2021 (47.4% of Net Assets)			Country	Percent
1 Crown Castle International Corp.	United States	9.2%
Provider of wireless infrastructure
2 SBA Communications Corp.	United States	6.1%
Operator of wireless Communication Infrastructure in the United States
3 American Tower Corp.	United States	5.3%
Operator and developer of wireless communications and broadcast towers
4 National Grid PLC	United Kingdom	5.2%
Provider of electricity and natural gas transmission services
5 Sempra Energy	United States	4.5%
Provider of electric and natural gas products and services
6 Ferrovial SA	Spain	3.8%
Industrial company in a range of sectors including construction, airport, toll road, and municipal services
7 American Water Works Co., Inc.	United States	3.4%
Provider of drinking water, wastewater utility service and other water-related services
8 Cellnex Telecom SA	Spain	3.3%
Operator of wireless telecommunications infrastructure and broadcast infrastructure
9 Pembina Pipeline Corp.	Canada	3.3%
Provider of Transports, stores and markets petroleum products
10 Williams Companies, Inc.	United States	3.3%
Energy infrastructure company that produces and transports natural gas
Portfolio holdings and characteristics are subject to change.
For more complete details about the Fund’s investment portfolio, see page 15. A quarterly Fact Sheet is available on dws.com or upon request. Please see the Account Management Resources section on page 58 for contact information.
14	|	DWS RREEF Global Infrastructure Fund

Investment Portfolio	as of December 31, 2021
	Shares	Value ($)
Common Stocks 99.4%
Australia 3.6%
APA Group (Units) (a)	1,004,639	7,345,848
Sydney Airport (Units)*	2,385,880	15,065,027
Transurban Group (Units)	3,099,985	31,179,332
(Cost $46,532,245)		53,590,207
Canada 10.1%
Enbridge, Inc.	1,117,290	43,642,277
Gibson Energy, Inc. (a)	988,314	17,516,898
Pembina Pipeline Corp. (a)	1,651,273	50,088,419
TC Energy Corp. (a)	904,750	42,077,902
(Cost $133,008,426)		153,325,496
China 0.5%
ENN Energy Holdings Ltd. (Cost $6,730,297)	432,300	8,143,604
Denmark 1.3%
Orsted AS 144A (Cost $16,126,116)	149,214	19,159,195
France 3.4%
Getlink SE	1,141,883	18,888,811
Vinci SA	308,893	32,633,699
(Cost $37,511,237)		51,522,510
Germany 0.5%
Fraport AG Frankfurt Airport Services Worldwide* (Cost $7,066,314)	101,320	6,827,369
Hong Kong 3.9%
China Resources Gas Group Ltd.	2,580,000	14,586,302
Cosco Shipping Ports Ltd.	9,224,000	8,000,322
Hong Kong & China Gas Co., Ltd.	23,110,800	36,020,586
(Cost $53,711,803)		58,607,210
Italy 1.2%
Terna - Rete Elettrica Nazionale (Cost $17,912,774)	2,310,120	18,678,402
Japan 2.0%
East Japan Railway Co.	256,400	15,785,782
Toho Gas Co., Ltd.	277,500	7,062,993
Tokyo Gas Co., Ltd.	412,800	7,402,684
(Cost $32,354,676)		30,251,459
The accompanying notes are an integral part of the financial statements.
DWS RREEF Global Infrastructure Fund	|	15

	Shares	Value ($)
Mexico 1.3%
Grupo Aeroportuario del Pacifico SAB de CV (ADR)	115,449	15,870,774
Grupo Aeroportuario del Sureste SAB de CV (ADR)	18,903	3,897,043
(Cost $9,154,811)		19,767,817
New Zealand 0.8%
Auckland International Airport Ltd.* (Cost $8,882,673)	2,207,659	11,623,738
Spain 8.6%
Aena SME SA 144A*	146,485	23,101,858
Cellnex Telecom SA 144A	869,271	50,559,918
Ferrovial SA	1,823,080	57,076,967
(Cost $79,717,916)		130,738,743
United Kingdom 6.2%
National Grid PLC	5,435,499	78,312,467
Severn Trent PLC	390,023	15,590,857
(Cost $72,727,931)		93,903,324
United States 56.0%
Ameren Corp.	455,300	40,526,253
American Tower Corp. (REIT)	271,581	79,437,443
American Water Works Co., Inc.	272,207	51,409,014
Atmos Energy Corp.	258,950	27,130,192
CenterPoint Energy, Inc.	936,925	26,149,577
Cheniere Energy, Inc.	416,820	42,273,884
Crown Castle International Corp. (REIT)	667,945	139,426,839
CSX Corp.	238,070	8,951,432
Edison International	628,309	42,882,089
Eversource Energy	499,943	45,484,814
NiSource, Inc.	1,758,320	48,547,215
ONEOK, Inc.	166,515	9,784,421
PG&E Corp.*	2,452,259	29,770,424
SBA Communications Corp. (REIT)	239,032	92,988,229
Sempra Energy	513,814	67,967,316
Targa Resources Corp.	572,548	29,909,908
Union Pacific Corp.	63,040	15,881,667
Williams Companies, Inc.	1,920,705	50,015,158
(Cost $513,990,930)		848,535,875
Total Common Stocks (Cost $1,035,428,149)		1,504,674,949
The accompanying notes are an integral part of the financial statements.
16	|	DWS RREEF Global Infrastructure Fund

	Shares	Value ($)
Master Limited Partnerships 0.2%
United States
Magellan Midstream Partners LP (Cost $2,862,961)	66,414	3,084,266
Securities Lending Collateral 3.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c) (Cost $56,515,520)	56,515,520	56,515,520
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.05% (b) (Cost $8,156,553)	8,156,553	8,156,553
	% of Net Assets	Value ($)
Total Investment Portfolio (Cost $1,102,963,183)	103.8	1,572,431,288
Other Assets and Liabilities, Net	(3.8)	(57,834,835)
Net Assets	100.0	1,514,596,453
A summary of the Fund’s transactions with affiliated investments during the year ended December 31, 2021 are as follows:
Value ($) at 12/31/2020	Pur- chases Cost ($)	Sales Proceeds ($)	Net Real- ized Gain/ (Loss) ($)	Net Change in Unreal- ized Appreci- ation (Depreci- ation) ($)	Income ($)	Capital Gain Distri- butions ($)	Number of Shares at 12/31/2021	Value ($) at 12/31/2021
Securities Lending Collateral 3.7%
DWS Government & Agency Securities Portfolio “DWS Government Cash Institutional Shares” , 0.01% (b) (c)
85,999,957	—	29,484,437 (d)	—	—	134,073	—	56,515,520	56,515,520
Cash Equivalents 0.5%
DWS Central Cash Management Government Fund, 0.05% (b)
14,037,294	228,201,537	234,082,278	—	—	1,546	—	8,156,553	8,156,553
100,037,251	228,201,537	263,566,715	—	—	135,619	—	64,672,073	64,672,073
*	Non-income producing security.
(a)	All or a portion of these securities were on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The value of securities loaned at December 31, 2021 amounted to $55,472,630, which is 3.7% of net assets.
The accompanying notes are an integral part of the financial statements.
DWS RREEF Global Infrastructure Fund	|	17

(b)	Affiliated fund managed by DWS Investment Management Americas, Inc. The rate shown is the annualized seven-day yield at period end.
(c)	Represents cash collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates. In addition, the Fund held non-cash U.S. Treasury securities collateral having a value of $1,125,050.
(d)	Represents the net increase (purchase cost) or decrease (sales proceeds) in the amount invested in cash collateral for the year ended December 31, 2021.
144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
ADR: American Depositary Receipt
REIT: Real Estate Investment Trust
Fair Value Measurements
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments. For information on the Fund’s policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$ —	$ 53,590,207	$—	$ 53,590,207
Canada	153,325,496	—	—	153,325,496
China	—	8,143,604	—	8,143,604
Denmark	—	19,159,195	—	19,159,195
France	—	51,522,510	—	51,522,510
Germany	—	6,827,369	—	6,827,369
Hong Kong	—	58,607,210	—	58,607,210
Italy	—	18,678,402	—	18,678,402
Japan	—	30,251,459	—	30,251,459
Mexico	19,767,817	—	—	19,767,817
New Zealand	—	11,623,738	—	11,623,738
Spain	—	130,738,743	—	130,738,743
United Kingdom	—	93,903,324	—	93,903,324
United States	848,535,875	—	—	848,535,875
Master Limited Partnerships	3,084,266	—	—	3,084,266
Short-Term Investments (a)	64,672,073	—	—	64,672,073
Total	$1,089,385,527	$483,045,761	$ —	$1,572,431,288
(a)	See Investment Portfolio for additional detailed categorizations.
The accompanying notes are an integral part of the financial statements.
18	|	DWS RREEF Global Infrastructure Fund

Statement of Assets and Liabilities
as of December 31, 2021

Assets
Investments in non-affiliated securities, at value (cost $1,038,291,110) — including $55,472,630 of securities loaned	$ 1,507,759,215
Investment in DWS Government & Agency Securities Portfolio (cost $56,515,520)*	56,515,520
Investment in DWS Central Cash Management Government Fund (cost $8,156,553)	8,156,553
Foreign currency, at value (cost $652,290)	651,027
Receivable for Fund shares sold	1,063,453
Dividends receivable	4,008,658
Interest receivable	1,601
Foreign taxes recoverable	242,562
Other assets	57,350
Total assets	1,578,455,939
Liabilities
Payable upon return of securities loaned	56,515,520
Payable for investments purchased	4,935,957
Payable for Fund shares redeemed	630,997
Accrued management fee	948,047
Accrued Directors' fees	16,231
Other accrued expenses and payables	812,734
Total liabilities	63,859,486
Net assets, at value	$ 1,514,596,453
Net Assets Consist of
Distributable earnings (loss)	479,626,539
Paid-in capital	1,034,969,914
Net assets, at value	$ 1,514,596,453
*	Represents collateral on securities loaned. In addition, the Fund held non-cash collateral having a value of $1,125,050.
The accompanying notes are an integral part of the financial statements.
DWS RREEF Global Infrastructure Fund	|	19

Statement of Assets and Liabilities as of December 31, 2021 (continued)

Net Asset Value
Class A
Net Asset Value and redemption price per share ($343,746,876 ÷ 19,091,729 shares of capital stock outstanding, $.01 par value, 350,000,000 shares authorized)	$ 18.01
Maximum offering price per share (100 ÷ 94.25 of $18.01)	$ 19.11
Class T
Net Asset Value and redemption price per share ($13,619 ÷ 756 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 18.01
Maximum offering price per share (100 ÷ 97.50 of $18.01)	$ 18.47
Class C
Net Asset Value, offering and redemption price
(subject to contingent deferred sales charge) per share
($97,862,232 ÷ 5,518,921 shares of capital stock outstanding, $.01 par value, 200,000,000 shares authorized)	$ 17.73
Class R6
Net Asset Value, offering and redemption price per share ($22,472,791 ÷ 1,252,318 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 17.94
Class S
Net Asset Value, offering and redemption price per share ($177,507,922 ÷ 9,898,485 shares of capital stock outstanding, $.01 par value, 500,000,000 shares authorized)	$ 17.93
Institutional Class
Net Asset Value, offering and redemption price per share ($872,993,013 ÷ 48,725,423 shares of capital stock outstanding, $.01 par value, 250,000,000 shares authorized)	$ 17.92
The accompanying notes are an integral part of the financial statements.
20	|	DWS RREEF Global Infrastructure Fund

Statement of Operations
for the year ended December 31, 2021

Investment Income
Income:
Dividends (net of foreign taxes withheld of $2,009,238)	$ 37,648,738
Income distributions — DWS Central Cash Management Government Fund	1,546
Securities lending income, net of borrower rebates	134,073
Total income	37,784,357
Expenses:
Management fee	12,688,793
Administration fee	1,367,570
Services to shareholders	1,585,431
Distribution and service fees	1,974,101
Custodian fee	72,144
Professional fees	114,698
Reports to shareholders	89,254
Registration fees	93,138
Directors' fees and expenses	36,716
Other	71,611
Total expenses before expense reductions	18,093,456
Expense reductions	(785,991)
Total expenses after expense reductions	17,307,465
Net investment income	20,476,892
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	71,470,353
Foreign currency	(120,982)
71,349,371
Change in net unrealized appreciation (depreciation) on:
Investments	165,302,174
Foreign currency	(37,229)
165,264,945
Net gain (loss)	236,614,316
Net increase (decrease) in net assets resulting from operations	$ 257,091,208
The accompanying notes are an integral part of the financial statements.
DWS RREEF Global Infrastructure Fund	|	21

Statements of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2021	2020
Operations:
Net investment income	$ 20,476,892	$ 14,284,242
Net realized gain (loss)	71,349,371	22,706,918
Change in net unrealized appreciation (depreciation)	165,264,945	(85,989,356)
Net increase (decrease) in net assets resulting from operations	257,091,208	(48,998,196)
Distributions to shareholders:
Class A	(19,125,719)	(3,858,553)
Class T	(755)	(162)
Class C	(5,430,774)	(1,563,042)
Class R6	(883,207)	(48,045)
Class S	(10,433,465)	(3,123,944)
Institutional Class	(51,281,463)	(11,182,180)
Total distributions	(87,155,383)	(19,775,926)
Fund share transactions:
Proceeds from shares sold	352,664,046	298,238,568
Reinvestment of distributions	77,120,854	17,152,330
Payments for shares redeemed	(377,392,860)	(485,961,295)
Net increase (decrease) in net assets from Fund share transactions	52,392,040	(170,570,397)
Increase (decrease) in net assets	222,327,865	(239,344,519)
Net assets at beginning of period	1,292,268,588	1,531,613,107
Net assets at end of period	$1,514,596,453	$1,292,268,588

The accompanying notes are an integral part of the financial statements.
22	|	DWS RREEF Global Infrastructure Fund

Financial Highlights
DWS RREEF Global Infrastructure Fund — Class A
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$15.90	$16.53	$13.06	$15.03	$13.52
Income (loss) from investment operations:
Net investment income[a]	.24	.16	.29	.29	.28
Net realized and unrealized gain (loss)	2.91	(.56)	3.47	(1.96)	1.50
Total from investment operations	3.15	(.40)	3.76	(1.67)	1.78
Less distributions from:
Net investment income	(.18)	(.18)	(.25)	(.30)	(.27)
Net realized gains	(.86)	(.05)	—	—	—
Return of capital	—	—	(.04)	—	—
Total distributions	(1.04)	(.23)	(.29)	(.30)	(.27)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$18.01	$15.90	$16.53	$13.06	$15.03
Total Return (%)[b]	20.16 [c]	(2.23) [c]	28.91 [c]	(11.24) [c]	13.23
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	344	267	289	262	511
Ratio of expenses before expense reductions (%)	1.38	1.40	1.41	1.41	1.40
Ratio of expenses after expense reductions (%)	1.33	1.33	1.36	1.39	1.40
Ratio of net investment income (%)	1.37	1.07	1.90	2.06	1.95
Portfolio turnover rate (%)	44	54	60	78	68
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS RREEF Global Infrastructure Fund	|	23

DWS RREEF Global Infrastructure Fund — Class T
	Years Ended December 31,				Period Ended
	2021	2020	2019	2018	12/31/17 [a]
Selected Per Share Data
Net asset value, beginning of period	$15.91	$16.53	$13.06	$15.04	$15.08
Income (loss) from investment operations:
Net investment income[b]	.23	.17	.29	.33	.15
Net realized and unrealized gain (loss)	2.91	(.56)	3.47	(2.00)	.04
Total from investment operations	3.14	(.39)	3.76	(1.67)	.19
Less distributions from:
Net investment income	(.18)	(.18)	(.25)	(.31)	(.23)
Net realized gains	(.86)	(.05)	—	—	—
Return of capital	—	—	(.04)	—	—
Total distributions	(1.04)	(.23)	(.29)	(.31)	(.23)
Net asset value, end of period	$18.01	$15.91	$16.53	$13.06	$15.04
Total Return (%)[c,d]	20.08	(2.17)	28.94	(11.24)	1.31 *
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	14	11	12	9	10
Ratio of expenses before expense reductions (%)	1.38	1.40	1.42	1.41	1.36 **
Ratio of expenses after expense reductions (%)	1.32	1.33	1.36	1.35	1.32 **
Ratio of net investment income (%)	1.36	1.11	1.92	2.28	1.75 **
Portfolio turnover rate (%)	44	54	60	78	68 [e]
[a]	For the period from June 5, 2017 (commencement of operations) to December 31, 2017.
[b]	Based on average shares outstanding during the period.
[c]	Total return does not reflect the effect of any sales charges.
[d]	Total return would have been lower had certain expenses not been reduced.
[e]	Represents the Fund’s portfolio turnover rate for the year ended December 31, 2017.
*	Not annualized
**	Annualized
The accompanying notes are an integral part of the financial statements.
24	|	DWS RREEF Global Infrastructure Fund

DWS RREEF Global Infrastructure Fund — Class C
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$15.69	$16.33	$12.90	$14.85	$13.35
Income (loss) from investment operations:
Net investment income[a]	.08	.04	.17	.18	.20
Net realized and unrealized gain (loss)	2.89	(.55)	3.43	(1.94)	1.46
Total from investment operations	2.97	(.51)	3.60	(1.76)	1.66
Less distributions from:
Net investment income	(.07)	(.08)	(.15)	(.19)	(.16)
Net realized gains	(.86)	(.05)	—	—	—
Return of capital	—	—	(.02)	—	—
Total distributions	(.93)	(.13)	(.17)	(.19)	(.16)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$17.73	$15.69	$16.33	$12.90	$14.85
Total Return (%)[b]	19.23 [c]	(2.99) [c]	27.97 [c]	(11.93) [c]	12.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	98	153	252	278	511
Ratio of expenses before expense reductions (%)	2.15	2.16	2.17	2.15	2.15
Ratio of expenses after expense reductions (%)	2.08	2.08	2.11	2.14	2.15
Ratio of net investment income (%)	.49	.28	1.15	1.31	1.38
Portfolio turnover rate (%)	44	54	60	78	68
[a]	Based on average shares outstanding during the period.
[b]	Total return does not reflect the effect of any sales charges.
[c]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS RREEF Global Infrastructure Fund	|	25

DWS RREEF Global Infrastructure Fund — Class R6
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$15.85	$16.47	$13.01	$14.99	$13.48
Income (loss) from investment operations:
Net investment income[a]	.39	.21	.34	.34	.37
Net realized and unrealized gain (loss)	2.79	(.56)	3.46	(1.97)	1.46
Total from investment operations	3.18	(.35)	3.80	(1.63)	1.83
Less distributions from:
Net investment income	(.23)	(.22)	(.29)	(.35)	(.32)
Net realized gains	(.86)	(.05)	—	—	—
Return of capital	—	—	(.05)	—	—
Total distributions	(1.09)	(.27)	(.34)	(.35)	(.32)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$17.94	$15.85	$16.47	$13.01	$14.99
Total Return (%)	20.49	(1.92)	29.33	(11.03)	13.66
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	3	3	2	3
Ratio of expenses (%)	1.03	1.06	1.06	1.07	1.04
Ratio of net investment income (%)	2.26	1.35	2.22	2.42	2.53
Portfolio turnover rate (%)	44	54	60	78	68
[a]	Based on average shares outstanding during the period.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
26	|	DWS RREEF Global Infrastructure Fund

DWS RREEF Global Infrastructure Fund — Class S
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$15.84	$16.47	$13.01	$14.97	$13.47
Income (loss) from investment operations:
Net investment income[a]	.25	.18	.29	.32	.35
Net realized and unrealized gain (loss)	2.91	(.55)	3.49	(1.96)	1.46
Total from investment operations	3.16	(.37)	3.78	(1.64)	1.81
Less distributions from:
Net investment income	(.21)	(.21)	(.28)	(.32)	(.31)
Net realized gains	(.86)	(.05)	—	—	—
Return of capital	—	—	(.04)	—	—
Total distributions	(1.07)	(.26)	(.32)	(.32)	(.31)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$17.93	$15.84	$16.47	$13.01	$14.97
Total Return (%)	20.28 [b]	(2.10) [b]	29.16 [b]	(11.06)	13.45
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	178	180	238	612	1,533
Ratio of expenses before expense reductions (%)	1.21	1.21	1.21	1.20	1.19
Ratio of expenses after expense reductions (%)	1.18	1.18	1.20	1.20	1.19
Ratio of net investment income (%)	1.47	1.19	1.94	2.21	2.42
Portfolio turnover rate (%)	44	54	60	78	68
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
DWS RREEF Global Infrastructure Fund	|	27

DWS RREEF Global Infrastructure Fund — Institutional Class
	Years Ended December 31,
	2021	2020	2019	2018	2017
Selected Per Share Data
Net asset value, beginning of period	$15.83	$16.45	$13.00	$14.97	$13.46
Income (loss) from investment operations:
Net investment income[a]	.28	.20	.34	.33	.36
Net realized and unrealized gain (loss)	2.89	(.55)	3.44	(1.97)	1.46
Total from investment operations	3.17	(.35)	3.78	(1.64)	1.82
Less distributions from:
Net investment income	(.22)	(.22)	(.29)	(.33)	(.31)
Net realized gains	(.86)	(.05)	—	—	—
Return of capital	—	—	(.04)	—	—
Total distributions	(1.08)	(.27)	(.33)	(.33)	(.31)
Redemption fees	—	—	—	—	.00 *
Net asset value, end of period	$17.92	$15.83	$16.45	$13.00	$14.97
Total Return (%)	20.42 [b]	(1.95) [b]	29.21 [b]	(11.06)	13.61
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	873	689	750	383	701
Ratio of expenses before expense reductions (%)	1.13	1.14	1.13	1.14	1.13
Ratio of expenses after expense reductions (%)	1.08	1.08	1.11	1.14	1.13
Ratio of net investment income (%)	1.62	1.32	2.24	2.30	2.43
Portfolio turnover rate (%)	44	54	60	78	68
[a]	Based on average shares outstanding during the period.
[b]	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.
The accompanying notes are an integral part of the financial statements.
28	|	DWS RREEF Global Infrastructure Fund

Notes to Financial Statements
A.	Organization and Significant Accounting Policies
DWS RREEF Global Infrastructure Fund (the “Fund” ) is a non-diversified series of Deutsche DWS Global/International Fund, Inc. (the “Corporation” ), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act” ), as an open-end management investment company organized as a Maryland corporation.
The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class T shares are subject to an initial sales charge and are only available through certain financial intermediaries. Class T shares are closed to new purchases, except in connection with the reinvestment of dividends or other distributions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares automatically convert to Class A shares in the same fund after 8 years, provided that the Fund or the financial intermediary through which the shareholder purchased the Class C shares has records verifying that the Class C shares have been held for at least 8 years. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are available through certain intermediary relationships with financial services firms, or can be purchased by establishing an account directly with the Fund’s transfer agent. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.
Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.
The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP” ) which require the use of management estimates. Actual results could differ from those estimates. The Fund qualifies as an investment company under Topic 946 of Accounting Standards
DWS RREEF Global Infrastructure Fund	|	29

Codification of U.S. GAAP. The policies described below are followed consistently by the Fund in the preparation of its financial statements.
Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.
Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.
Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities are generally categorized as Level 1. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), futures contracts and certain indices and these securities are categorized as Level 2.
Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.
Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund’s valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity,
30	|	DWS RREEF Global Infrastructure Fund

coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.
Disclosure about the classification of fair value measurements is included in a table following the Fund’s Investment Portfolio.
Securities Lending. Brown Brothers Harriman & Co., as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash and/or U.S. Treasury Securities having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. During the year ended December 31, 2021, the Fund invested the cash collateral into a joint trading account in DWS Government & Agency Securities Portfolio, an affiliated money market fund managed by DWS Investment Management Americas, Inc. DWS Investment Management Americas, Inc. receives a management/administration fee (0.04% annualized effective rate as of December 31, 2021) on the cash collateral invested in DWS Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.
As of December 31, 2021, the Fund had securities on loan. The value of the related collateral exceeded the value of the securities loaned at period end.
DWS RREEF Global Infrastructure Fund	|	31

Remaining Contractual Maturity of the Agreements as of December 31, 2021

	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 56,515,520	$ —	$ 27,468	$ 1,097,582	$ 57,640,570
Gross amount of recognized liabilities and non-cash collateral for securities lending transactions:					$ 57,640,570
Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.
Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.
Taxes. The Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.
Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated, a portion of which may be recoverable. Based upon the current interpretation of the tax rules and regulations, estimated tax liabilities and recoveries on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.
The Fund has reviewed the tax positions for the open tax years as of December 31, 2021 and has determined that no provision for income tax and/or uncertain tax positions is required in the Fund’s financial statements. The Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.
Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly.
32	|	DWS RREEF Global Infrastructure Fund

Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.
The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.
At December 31, 2021, the Fund’s components of distributable earnings (accumulated losses) on a net tax basis were as follows:
Undistributed ordinary income*	$ 13,326,063
Undistributed long-term capital gains	$ 11,644,194
Net unrealized appreciation (depreciation) on investments	$ 454,262,157
At December 31, 2021, the aggregate cost of investments for federal income tax purposes was $1,118,169,131. The net unrealized appreciation for all investments based on tax cost was $454,262,157. This consisted of aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost of $472,219,848 and aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value of $17,957,691.
In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended December 31,
	2021	2020
Distributions from ordinary income*	$ 27,888,869	$ 14,072,253
Distributions from long-term capital gains	$ 59,266,514	$ 5,703,673
*	For tax purposes, short-term capital gain distributions are considered ordinary income distributions.
Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.
DWS RREEF Global Infrastructure Fund	|	33

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.
Real Estate Investment Trusts. The Fund at its fiscal year end recharacterizes distributions received from a Real Estate Investment Trust (“REIT” ) investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from a REIT, the recharacterization will be estimated for financial reporting purposes and a recharacterization will be made to the accounting records in the following year when such information becomes available. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains.
Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments.
B.	Purchases and Sales of Securities
During the year ended December 31, 2021, purchases and sales of investment securities (excluding short-term investments) aggregated $614,774,150 and $618,150,538, respectively.
C.	Related Parties
Management Agreement. Under the Investment Management Agreement with DWS Investment Management Americas, Inc. (“DIMA”  or the “Advisor” ), an indirect, wholly owned subsidiary of DWS Group GmbH & Co. KGaA (“DWS Group” ), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund’s subadvisor.
RREEF America L.L.C. (“RREEF” ), also an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund. While DIMA is the investment advisor to the Fund, the day-to-day activities of managing
34	|	DWS RREEF Global Infrastructure Fund

the Fund’s portfolio have been delegated to RREEF. DIMA compensates RREEF out of the management fee it receives from the Fund.
Under the Investment Management Agreement, the Fund pays a monthly management fee based on the average daily net assets of the Fund, computed and accrued daily and payable monthly, at the following annual rates:
First $2 billion of the Fund’s average daily net assets	.900%
Next $2 billion of such net assets	.875%
Next $2 billion of such net assets	.825%
Next $2 billion of such net assets	.775%
Over $8 billion of such net assets	.750%
Accordingly, for the year ended December 31, 2021, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.90% of the Fund’s average daily net assets.
For the period from January 1, 2021 through April 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.33%
Class T	1.33%
Class C	2.08%
Class R6	1.08%
Class S	1.18%
Institutional Class	1.08%
For the period from May 1, 2021 through September 30, 2021, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses
DWS RREEF Global Infrastructure Fund	|	35

such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.35%
Class T	1.35%
Class C	2.10%
Class R6	1.10%
Class S	1.20%
Institutional Class	1.10%
Effective October 1, 2021 through September 30, 2022, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expense) of each class as follows:
Class A	1.28%
Class T	1.28%
Class C	2.03%
Class R6	1.03%
Class S	1.13%
Institutional Class	1.03%
For the year ended December 31, 2021, fees waived and/or expenses reimbursed for certain classes are as follows:
Class A	$ 183,378
Class T	7
Class C	88,926
Class S	67,997
Institutional Class	445,683
$ 785,991
Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee (“Administration Fee” ) of 0.097% of the Fund’s average daily net assets, computed and accrued daily and payable monthly. For the year ended December 31, 2021, the Administration Fee was $1,367,570, of which $120,902 is unpaid.
36	|	DWS RREEF Global Infrastructure Fund

Service Provider Fees. DWS Service Company (“DSC” ), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DSC and DST Systems, Inc. (“DST” ), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended December 31, 2021, the amounts charged to the Fund by DSC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at December 31, 2021
Class A	$ 17,089	$ 2,806
Class T	26	4
Class C	3,271	455
Class R6	328	55
Class S	11,009	1,857
Institutional Class	2,374	409
	$ 34,097	$ 5,586
In addition, for the year ended December 31, 2021, the amounts charged to the Fund for recordkeeping and other administrative services provided by unaffiliated third parties, included in the Statement of Operations under “Services to shareholders,”  were as follows:
Sub-Recordkeeping	Total Aggregated
Class A	$ 303,231
Class C	140,854
Class S	309,624
Institutional Class	804,408
$ 1,558,117
Distribution and Service Fees. Under the Fund’s Class C 12b-1 Plan, DWS Distributors, Inc. (“DDI” ), an affiliate of the Advisor, receives a fee (“Distribution Fee” ) of 0.75% of the average daily net assets of Class C shares. In accordance with the Fund’s Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended December 31, 2021, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at December 31, 2021
Class C	$ 899,849	$ 61,455
In addition, DDI provides information and administrative services for a fee (“Service Fee” ) to Class A, T and C shareholders at an annual rate of up to
DWS RREEF Global Infrastructure Fund	|	37

0.25% of the average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended December 31, 2021, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at December 31, 2021	Annual Rate
Class A	$ 774,614	$ 136,524.25%
Class T	19	3.15%
Class C	299,619	40,514.25%
	$ 1,074,252	$ 177,041
Underwriting Agreement and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended December 31, 2021 aggregated $12,791.
In addition, DDI receives any contingent deferred sales charge (“CDSC” ) from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is 1% of the value of the shares redeemed for Class C. For the year ended December 31, 2021, the CDSC for Class C shares aggregated $2,665. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended December 31, 2021, DDI received $1,338 for Class A shares.
Other Service Fees. Under an agreement with the Fund, DIMA is compensated for providing regulatory filing services to the Fund. For the year ended December 31, 2021, the amount charged to the Fund by DIMA included in the Statement of Operations under “Reports to shareholders”  aggregated $1,900, of which $458 is unpaid.
Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.
Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in DWS Central Cash Management Government Fund and DWS ESG Liquidity Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. DWS Central Cash Management Government Fund seeks to maintain a stable net asset value, and DWS ESG Liquidity Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. DWS Central Cash Management Government Fund
38	|	DWS RREEF Global Infrastructure Fund

does not pay the Advisor an investment management fee. To the extent that DWS ESG Liquidity Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund’s assets invested in DWS ESG Liquidity Fund.
D.	Line of Credit
The Fund and other affiliated funds (the “Participants” ) share in a $350 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a daily fluctuating rate per annum equal to the sum of 0.10% plus the higher of the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus 1.25%. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at December 31, 2021.
E.	Fund Share Transactions
The following table summarizes share and dollar activity in the Fund:
	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	4,413,509	$ 76,492,559	3,381,730	$ 52,185,349
Class C	294,591	4,994,616	283,493	4,333,733
Class R6	1,050,054	18,106,800	9,210	148,507
Class S	1,430,231	24,123,848	2,504,927	37,903,998
Institutional Class	13,444,472	228,946,223	13,291,817	203,666,981
		$ 352,664,046		$ 298,238,568
Shares issued to shareholders in reinvestment of distributions
Class A	933,553	$ 16,257,492	235,656	$ 3,319,664
Class T	43	755	12	162
Class C	308,141	5,298,283	106,835	1,445,091
Class R6	46,096	798,271	1,926	27,059
Class S	577,721	10,016,029	212,529	2,976,194
Institutional Class	2,583,172	44,750,024	662,745	9,384,160
		$ 77,120,854		$ 17,152,330
DWS RREEF Global Infrastructure Fund	|	39

	Year Ended December 31, 2021		Year Ended December 31, 2020
	Shares	Dollars	Shares	Dollars
Shares redeemed
Class A	(3,024,658)	$ (51,755,773)	(4,314,603)	$ (65,869,096)
Class C	(4,846,995)	(82,364,454)	(6,036,976)	(91,132,602)
Class R6	(13,294)	(228,589)	(26,001)	(401,787)
Class S	(3,497,195)	(58,176,316)	(5,804,083)	(87,911,271)
Institutional Class	(10,850,840)	(184,867,728)	(15,997,916)	(240,646,539)
		$ (377,392,860)		$ (485,961,295)
Net increase (decrease)
Class A	2,322,404	$ 40,994,278	(697,217)	$ (10,364,083)
Class T	43	755	12	162
Class C	(4,244,263)	(72,071,555)	(5,646,648)	(85,353,778)
Class R6	1,082,856	18,676,482	(14,865)	(226,221)
Class S	(1,489,243)	(24,036,439)	(3,086,627)	(47,031,079)
Institutional Class	5,176,804	88,828,519	(2,043,354)	(27,595,398)
		$ 52,392,040		$ (170,570,397)
F.	Global Infrastructure Concentration Risk
Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory or technological changes, or economic conditions affecting infrastructure-related companies may have a significant impact on the Fund’s performance. The Fund invests primarily in the securities of infrastructure-related companies, and will therefore be susceptible to adverse economic, business, regulatory or other occurrences affecting infrastructure-related companies. Infrastructure related companies can be affected by various factors, including general or local economic conditions and political developments, general changes in market sentiment towards infrastructure assets, high interest costs in connection with capital construction and improvement programs, difficulty in raising capital, costs associated with compliance with changes in regulations, regulation or intervention by various government authorities, including government regulation of rates, inexperience with and potential losses resulting from the deregulation of a particular industry or sector, changes in tax laws, environmental problems, commodities markets disruptions (e.g., significant decreases in the price of oil), technological changes, surplus capacity, casualty losses, threat of terrorist attacks and changes in interest rates. Infrastructure-related companies may be
40	|	DWS RREEF Global Infrastructure Fund

adversely affected by the recent pandemic spread of the novel coronavirus known as COVID-19, which may cause decreased demand for infrastructure projects and increased delays or cancellations of infrastructure projects. The pandemic may affect certain types of infrastructure assets more than others (e.g., airports, toll roads, ports and midstream oil infrastructure companies).
G.	Other — COVID-19 Pandemic
A novel coronavirus known as COVID-19, declared a pandemic by the World Health Organization, has caused significant uncertainty, market volatility, decreased economic and other activity, increased government activity, including economic stimulus measures, and supply chain interruptions. The full effects, duration and costs of the COVID-19 pandemic are impossible to predict, and the circumstances surrounding the COVID-19 pandemic will continue to evolve, including the risk of future increased rates of infection due to low vaccination rates and/or the lack of effectiveness of current vaccines against new variants. The pandemic has affected and may continue to affect certain countries, industries, economic sectors, companies and investment products more than others, may exacerbate existing economic, political, or social tensions and may increase the probability of an economic recession or depression. The Fund and its investments may be adversely affected by the effects of the COVID-19 pandemic, and the pandemic may result in the Fund and its service providers experiencing operational difficulties in coordinating a remote workforce and implementing their business continuity plans, among others. Management will continue to monitor the impact COVID-19 has on the Fund and reflect the consequences as appropriate in the Fund’s accounting and financial reporting.
DWS RREEF Global Infrastructure Fund	|	41

Report of Independent Registered Public Accounting Firm
To the Board of Directors of Deutsche DWS Global/International Fund, Inc. and Shareholders of DWS RREEF Global Infrastructure Fund:
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of DWS RREEF Global Infrastructure Fund (the “Fund” ) (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) (the “Corporation” ), including the investment portfolio, as of December 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the related notes (collectively referred to as the “financial statements” ). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Deutsche DWS Global/International Fund, Inc.) at December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for the years ended December 31, 2017 and December 31, 2018, were audited by another independent registered public accounting firm whose report, dated February 21, 2019, expressed an unqualified opinion on those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Corporation’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB” ) and are required to be independent with respect to the Corporation in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Corporation is
42	|	DWS RREEF Global Infrastructure Fund

not required to have, nor were we engaged to perform, an audit of the Corporation’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Corporation’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more investment companies in the DWS family of funds since at least 1979, but we are unable to determine the specific year.
Boston, Massachusetts
February 24, 2022
DWS RREEF Global Infrastructure Fund	|	43

Information About Your Fund’s Expenses
As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses for Class A, Class T, Class C, Class S and Institutional Class shares; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2021 to December 31, 2021).
The tables illustrate your Fund’s expenses in two ways:
—	Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund’s actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Expenses Paid per $1,000” line under the share class you hold.
—	Hypothetical 5% Fund Return. This helps you to compare your Fund’s ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund’s actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The “Expenses Paid per $1,000”  line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.
44	|	DWS RREEF Global Infrastructure Fund

Expenses and Value of a $1,000 Investment
for the six months ended December 31, 2021 (Unaudited)

Actual Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/21	$1,074.90	$1,074.20	$1,069.90	$1,076.70	$1,074.80	$1,076.00
Expenses Paid per $1,000*	$ 6.85	$ 6.85	$ 10.80	$ 5.39	$ 6.12	$ 5.55
Hypothetical 5% Fund Return	Class A	Class T	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 7/1/21	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 12/31/21	$1,018.60	$1,018.60	$1,014.77	$1,020.01	$1,019.31	$1,019.86
Expenses Paid per $1,000*	$ 6.67	$ 6.67	$ 10.51	$ 5.24	$ 5.96	$ 5.40
*	Expenses are equal to the Fund’s annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 365.
Annualized Expense Ratios	Class A	Class T	Class C	Class R6	Class S	Institutional Class
DWS RREEF Global Infrastructure Fund	1.31%	1.31%	2.07%	1.03%	1.17%	1.06%
For more information, please refer to the Fund’s prospectus.
For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to tools.finra.org/fund_analyzer/.
DWS RREEF Global Infrastructure Fund	|	45

Tax Information	(Unaudited)
The Fund paid distributions of $0.72 per share from net long-term capital gains during its year ended December 31, 2021.
Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $50,082,000 as capital gain dividends for its year ended December 31, 2021.
For corporate shareholders, 52% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund’s fiscal year ended December 31, 2021, qualified for the dividends received deduction.
For federal income tax purposes, the Fund designates approximately $24,858,000, or the maximum amount allowable under tax law, as qualified dividend income.
Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.
46	|	DWS RREEF Global Infrastructure Fund

Advisory Agreement Board Considerations and Fee Evaluation
The Board of Directors (hereinafter referred to as the “Board”  or “Directors” ) approved the renewal of DWS RREEF Global Infrastructure Fund’s (the “Fund” ) investment management agreement (the “Agreement” ) with DWS Investment Management Americas, Inc. (“DIMA” ) and sub-advisory agreement (the “Sub-Advisory Agreement”  and together with the Agreement, the “Agreements” ) between DIMA and RREEF America L.L.C. (“RREEF” ), an affiliate of DIMA, in September 2021.
In terms of the process that the Board followed prior to approving the Agreements, shareholders should know that:
—	During the entire process, all of the Fund’s Directors were independent of DIMA and its affiliates (the “Independent Directors” ).
—	The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Directors (the “Fee Consultant” ).
—	The Board also received extensive information throughout the year regarding performance of the Fund.
—	The Independent Directors regularly met privately with counsel to discuss contract review and other matters. In addition, the Independent Directors were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.
—	In connection with reviewing the Agreements, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.
In connection with the contract review process, the Board considered the factors discussed below, among others. The Board also considered that DIMA has managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund. DIMA and RREEF are part of DWS Group GmbH & Co. KGaA (“DWS Group” ). DWS Group is a global asset
DWS RREEF Global Infrastructure Fund	|	47

management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. In 2018, approximately 20% of DWS Group’s shares were sold in an initial public offering, with Deutsche Bank AG owning the remaining shares.
As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps.
While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s and RREEF’s personnel and administrative support services provided by DIMA, such as back-office operations, fund valuations, and compliance policies and procedures.
Nature, Quality and Extent of Services. The Board considered the terms of the Agreements, including the scope of advisory services provided under the Agreements. The Board noted that, under the Agreements, DIMA and RREEF provide portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board also considered the risks to DIMA in sponsoring or managing the Fund, including financial, operational and reputational risks, the potential economic impact to DIMA from such risks and DIMA’s approach to addressing such risks. Throughout the course of the year, the Board also received information regarding DIMA’s oversight of fund sub-advisors, including RREEF. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct (“Morningstar” ), an independent fund data service. The Board also noted that it has put into place a process of identifying “Funds in Review”  (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that, for the one-, three- and five-year periods ended December 31, 2020, the Fund’s performance (Class A shares) was in the 3rd quartile, 4th quartile and 4th quartile, respectively, of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-year period and has underperformed its benchmark in the three- and five-year periods ended
48	|	DWS RREEF Global Infrastructure Fund

December 31, 2020. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DIMA and RREEF the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2021. The Board recognized the efforts by DIMA in recent years to enhance its investment platform and improve long-term performance across the DWS fund complex.
Fees and Expenses. The Board considered the Fund’s investment management fee schedule, sub-advisory fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. (“Broadridge” ) and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.097% fee paid to DIMA under the Fund’s administrative services agreement, were higher than the median (4th quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2020). With respect to the sub-advisory fee paid to RREEF, the Board noted that the fee is paid by DIMA out of its fee and not directly by the Fund. The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (second quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2020, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) (“Broadridge Universe Expenses” ). The Board also reviewed data comparing each other operational share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable DWS U.S. registered fund (“DWS Funds” ) and considered differences between the Fund and the comparable DWS Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors (“DWS Europe Funds” ) managed by DWS Group. The Board noted that DIMA indicated that DWS Group manages both institutional accounts and DWS Europe Funds comparable to the Fund. The Board took note of the differences in services provided to DWS Funds as compared to institutional accounts and DWS Europe Funds and that such differences made comparison difficult.
DWS RREEF Global Infrastructure Fund	|	49

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA and RREEF.
Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs to DIMA, and pre-tax profits realized by DIMA, from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that, while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the DWS Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.
Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.
Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental or “fall-out”  benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund, any fees received by an affiliate of DIMA for transfer agency services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities. In addition, the Board considered the incidental public relations benefits to DIMA related to DWS Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.
50	|	DWS RREEF Global Infrastructure Fund

Compliance. The Board considered the significant attention and resources dedicated by DIMA to its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers and (ii) the substantial commitment of resources by DIMA and its affiliates to compliance matters, including the retention of compliance personnel.
Based on all of the information considered and the conclusions reached, the Board determined that the continuation of the Agreements is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and counsel present. It is possible that individual Independent Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreements.
DWS RREEF Global Infrastructure Fund	|	51

Board Members and Officers
The following table presents certain information regarding the Board Members and Officers of the Trust/Corporation. Each Board Member’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust/Corporation. Because the Fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period.
The Board Members may also serve in similar capacities with other funds in the fund complex. The number of funds in the DWS fund complex shown in the table below includes all registered open- and closed-end funds (including all of their portfolios) advised by the Advisor and any registered funds that have an investment advisor that is an affiliated person of the Advisor.
Independent Board Members/Independent Advisory Board Members

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Keith R. Fox, CFA (1954) Chairperson since 2017, and Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); former Chairman, National Association of Small Business Investment Companies; Former Directorships: ICI Mutual Insurance Company; BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds)	70	—
52	|	DWS RREEF Global Infrastructure Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); Not-for-Profit Directorships: Palm Beach Civic Assn.; Window to the World Communications (public media); Life Director of Harris Theater for Music and Dance (Chicago); Life Director of Hubbard Street Dance Chicago; Former Directorships: Director and Chairman of the Board, Healthways, Inc.[2] (population wellbeing and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); Enron Corporation; FNB Corporation; Tokheim Corporation; First Oak Brook Bancshares, Inc.; Oak Brook Bank; Portland General Electric[2] (utility company (2003–2021); and Prisma Energy International; Former Not-for-Profit Directorships: Public Radio International	70	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Advisory Board and former Executive Fellow, Hoffman Center for Business Ethics, Bentley University; formerly: Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene’s (retail) (1978–1988); Directorships: Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); Former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	70	—
DWS RREEF Global Infrastructure Fund	|	53

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor of Finance, The Wharton School, University of Pennsylvania (since July 1972); Director, The Wharton Financial Institutions Center (1994–2020); formerly: Vice Dean and Director, Wharton Undergraduate Division (1995–2000) and Director, The Lauder Institute of International Management Studies (2000–2006); Member FDIC Systemic Risk Advisory Committee since 2011, member Systemic Risk Council since 2012 and member of the Advisory Board at the Yale Program on Financial Stability since 2013; Former Directorships: Co-Chair of the Shadow Financial Regulatory Committee (2003–2015), Executive Director of The Financial Economists Roundtable (2008–2015), Director of The Thai Capital Fund (2007–2013), Director of The Aberdeen Singapore Fund (2007–2018), and Nonexecutive Director of Barclays Bank DE (2010–2018)	70	Director, Aberdeen Japan Fund (since 2007)
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); formerly: Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Former Directorships: Board of Managers, YMCA of Metropolitan Chicago; Trustee, Ravinia Festival	70	—
Chad D. Perry (1972) Board Member or Advisory Board Member since 2021[3]	Executive Vice President, General Counsel and Secretary, Tanger Factory Outlet Centers, Inc.[2] (since 2011); formerly Executive Vice President and Deputy General Counsel, LPL Financial Holdings Inc.[2] (2006–2011); Senior Corporate Counsel, EMC Corporation (2005–2006); Associate, Ropes & Gray LLP (1997–2005)	21 [4]	—
54	|	DWS RREEF Global Infrastructure Fund

Name, Year of Birth, Position with the Trust/ Corporation and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Rebecca W. Rimel (1951) Board Member since 1995	Senior Advisor, The Pew Charitable Trusts (charitable organization) (since July 2020); Director, The Bridgespan Group (nonprofit organization) (since October 2020); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Former Directorships: Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012); President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994–2020); Director, BioTelemetry Inc.[2] (acquired by Royal Philips in 2021) (healthcare) (2009–2021)	70	Director, Becton Dickinson and Company[2] (medical technology company) (2012–present)
Catherine Schrand (1964) Board Member or Advisory Board Member since 2021[3]	Celia Z. Moh Professor of Accounting (since 2016) and Professor of Accounting (since 1994), The Wharton School, University of Pennsylvania; formerly Vice Dean, Wharton Doctoral Programs (2016–2019)	21 [4]	—
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Former Directorships: Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	70	—
DWS RREEF Global Infrastructure Fund	|	55

Officers5

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Hepsen Uzcan[7] (1974) President and Chief Executive Officer, 2017–present	Fund Administration (Head since 2017), DWS; Secretary, DWS USA Corporation (2018–present); Assistant Secretary, DWS Distributors, Inc. (2018–present); Director and Vice President, DWS Service Company (2018–present); Assistant Secretary, DWS Investment Management Americas, Inc. (2018–present); Director and President, DB Investment Managers, Inc. (2018–present); President and Chief Executive Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2017–present); formerly: Vice President for the Deutsche funds (2016–2017); Assistant Secretary for the DWS funds (2013–2019); Assistant Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2013–2020); Directorships: Interested Director, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since June 25, 2020); ICI Mutual Insurance Company (since October 16, 2020); and Episcopalian Charities of New York (2018–present)
John Millette[8] (1962) Vice President and Secretary, 1999–present	Legal (Associate General Counsel), DWS; Chief Legal Officer, DWS Investment Management Americas, Inc. (2015–present); Director and Vice President, DWS Trust Company (2016–present); Secretary, DBX ETF Trust (2020–present); Vice President, DBX Advisors LLC (2021–present); Secretary, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. 2011–present); formerly: Secretary, Deutsche Investment Management Americas Inc. (2015–2017); and Assistant Secretary, DBX ETF Trust (2019–2020)
Ciara Crawford[9] (1984) Assistant Secretary, (2019–present)	Fund Administration (Specialist), DWS (2015–present); formerly, Legal Assistant at Accelerated Tax Solutions
Diane Kenneally[8] (1966) Chief Financial Officer and Treasurer, 2018–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Treasurer, Chief Financial Officer and Controller, DBX ETF Trust (2019–present); Treasurer and Chief Financial Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present); formerly: Assistant Treasurer for the DWS funds (2007–2018)
Paul Antosca[8] (1957) Assistant Treasurer, 2007–present	Fund Administration Tax (Head), DWS; and Assistant Treasurer, DBX ETF Trust (2019–present)
Sheila Cadogan[8] (1966) Assistant Treasurer, 2017–present	Fund Administration Treasurer’s Office (Co-Head since 2018), DWS; Director and Vice President, DWS Trust Company (2018–present); Assistant Treasurer, DBX ETF Trust (2019–present); Assistant Treasurer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2018–present)
Scott D. Hogan[8] (1970) Chief Compliance Officer, 2016–present	Anti-Financial Crime & Compliance US (Senior Team Lead), DWS; Chief Compliance Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2016–present)
56	|	DWS RREEF Global Infrastructure Fund

Name, Year of Birth, Position with the Trust/Corporation and Length of Time Served[6]	Business Experience and Directorships During the Past Five Years
Caroline Pearson[8] (1962) Chief Legal Officer, 2010–present	Legal (Senior Team Lead), DWS; Assistant Secretary, DBX ETF Trust (2020–present); Chief Legal Officer, DBX Advisors LLC (2020–present); Chief Legal Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (2012–present); formerly: Secretary, Deutsche AM Distributors, Inc. (2002–2017); Secretary, Deutsche AM Service Company (2010–2017); and Chief Legal Officer, DBX Strategic Advisors LLC (2020–2021)
Christian Rijs[7] (1980) Anti-Money Laundering Compliance Officer, since October 6, 2021	DWS Americas Head of Anti-Financial Crime and AML Officer, DWS; AML Officer, DWS Trust Company (since October 6, 2021); AML Officer, DBX ETF Trust (since October 6, 2021); AML Officer, The European Equity Fund, Inc., The New Germany Fund, Inc. and The Central and Eastern Europe Fund, Inc. (since October 6, 2021); formerly: DWS UK & Ireland Head of Anti-Financial Crime and MLRO
[1]	The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.
[2]	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
[3]	Mr. Perry and Ms. Schrand are Advisory Board Members of Deutsche DWS Asset Allocation Trust, Deutsche DWS Equity 500 Index Portfolio, Deutsche DWS Global/International Fund, Inc., Deutsche DWS Income Trust, Deutsche DWS Institutional Funds, Deutsche DWS International Fund, Inc., Deutsche DWS Investment Trust, Deutsche DWS Investments VIT Funds, Deutsche DWS Money Market Trust, Deutsche DWS Municipal Trust, Deutsche DWS Portfolio Trust, Deutsche DWS Securities Trust, Deutsche DWS Tax Free Trust, Deutsche DWS Variable Series I and Government Cash Management Portfolio. Mr. Perry and Ms. Schrand are Board Members of each other Trust.
[4]	Mr. Perry and Ms. Schrand oversee 21 funds in the DWS Fund Complex as Board Members of various Trusts. Mr. Perry and Ms. Schrand are Advisory Board Members of various Trusts/Corporations comprised of 49 funds in the DWS Fund Complex.
[5]	As a result of their respective positions held with the Advisor or its affiliates, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Fund.
[6]	The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.
[7]	Address: 875 Third Avenue, New York, NY 10022.
[8]	Address: 100 Summer Street, Boston, MA 02110.
[9]	Address: 5201 Gate Parkway, Jacksonville, FL 32256.
Certain officers hold similar positions for other investment companies for which DIMA or an affiliate serves as the Advisor.
The Fund’s Statement of Additional Information (“SAI” ) includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.
DWS RREEF Global Infrastructure Fund	|	57

Account Management Resources
For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, T, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial representative. You may also access our automated telephone system or speak with a Shareholder Service representative by calling: (800) 728-3337
Web Site	dws.com View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Written Correspondence	DWS PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 are available on our Web site — dws.com/en-us/resources/proxy-voting — or on the SEC’s Web site — sec.gov. To obtain a written copy of the Fund’s policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the Fund’s fiscal first and third quarter-end, a complete portfolio holdings listing is posted on dws.com, and is available free of charge by contacting your financial intermediary, or if you are a direct investor, by calling (800) 728-3337. In addition, the portfolio holdings listing is filed with SEC on the Fund’s Form N-PORT and will be available on the SEC’s Web site at sec.gov. Additional portfolio holdings for the Fund are also posted on dws.com from time to time. Please see the Fund’s current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: DWS Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
58	|	DWS RREEF Global Infrastructure Fund

Investment Management	DWS Investment Management Americas, Inc. (“DIMA” or the “Advisor” ), which is part of the DWS Group GmbH & Co. KGaA (“DWS Group” ), is the investment advisor for the Fund. DIMA and its predecessors have more than 90 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of DWS Group. RREEF America L.L.C. (“RREEF” ), an indirect, wholly owned subsidiary of DWS Group, is the subadvisor for the Fund.
DWS Group is a global organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.
	Class A	Class T	Class C	Class S	Institutional Class
Nasdaq Symbol	TOLLX	TOLTX	TOLCX	TOLSX	TOLIX
CUSIP Number	25156A 874	25156A 577	25156A 866	25156A 809	25156A 858
Fund Number	456	1756	756	2156	1456
For shareholders of Class R6
Automated Information Line	DWS/Ascensus Plan Access (800) 728-3337
24-hour access to your retirement plan account.
Web Site	dws.com
Obtain prospectuses and applications, news about DWS funds, insight from DWS economists and investment specialists and access to DWS fund account information.
Log in/register to manage retirement account assets at https://www.mykplan.com/participantsecure_net/login.aspx.
For More Information	(800) 728-3337
To speak with a service representative.
Written Correspondence	DWS Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Class R6
Nasdaq Symbol	TOLZX
CUSIP Number	25156A 718
Fund Number	1656
DWS RREEF Global Infrastructure Fund	|	59

DRGIF-2
(R-025785-11 2/22)

(b) Not applicable

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS RREEF Global Infrastructure Fund

form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2021	$48,933	$0	$8,989	$23,333
2020	$48,933	$0	$8,989	$0

The above “Tax Fees” were billed for professional services rendered for tax preparation. “All Other Fees Billed to the Fund” were billed in connection with foreign withholdings tax reclaim filings.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to DWS Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2021	$0	$461,717	$0
2020	$0	$650,763	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2021	$32,322	$461,717	$0	$494,039
2020	$8,989	$650,763	$0	$659,752

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2020 and 2021 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

Pursuant to PCAOB Rule 3526, EY is required to describe in writing to the Fund’s Audit Committee, on at least an annual basis, all relationships between EY, or any of its affiliates, and the DWS Funds, including the Fund, or persons in financial reporting oversight roles at the DWS Funds that, as of the date of the communication, may reasonably be thought to bear on EY’s independence. Pursuant to PCAOB Rule 3526, EY has reported the matters set forth below that may reasonably be thought to bear on EY’s independence. With respect to each reported matter in the aggregate, EY advised the Audit Committee that, after careful consideration of the facts and circumstances and the applicable independence rules, it concluded that the matters do not and will not impair EY’s ability to exercise objective and impartial judgement in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of exercising objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY also confirmed to the Audit Committee that it can continue to act as the Independent Registered Public Accounting Firm for the Fund.

•	EY advised the Fund’s Audit Committee that various covered persons within EY and EY’s affiliates held investments in, or had other financial relationships with, entities within the DWS Funds “investment company complex” (as defined in Regulation S-X) (the “DWS Funds Complex”). EY informed the Audit Committee that these investments and financial relationships were inconsistent with Rule 2-01(c)(1) of Regulation S-X. EY reported that all breaches have been resolved and that none of the breaches involved any professionals who were part of the audit engagement team for the Fund or in the position to influence the audit engagement team for the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Keith R. Fox, DWS Funds Board Chair, c/o Thomas R. Hiller, Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, MA 02199-3600.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

ITEM 13.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS RREEF Global Infrastructure Fund, a series of Deutsche DWS Global/International Fund, Inc.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Hepsen Uzcan Hepsen Uzcan President

Date:	3/1/2022

By:	/s/Diane Kenneally Diane Kenneally Chief Financial Officer and Treasurer

Date:	3/1/2022